UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):

January 6, 2006

MONOLITHIC POWER SYSTEMS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	000-51026	77-0466789
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

983 University Avenue, Building A,

Los Gatos, CA 95032

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(408) 357-6600

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.113e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 6, 2006, Monolithic Power Systems, Inc., a Delaware corporation (the “Company”), issued a press release announcing that the Company will restate its financial statements for fiscal year 2004, the first fiscal quarter ended March 31, 2005 and the second fiscal quarter ended June 30, 2005. In addition, the Company announced it will revise previously reported financial results for the third fiscal quarter of 2005.

The Company issued a press release related to these restatements and revision, a copy of which was filed by the Company as Exhibit 99.1 on Form 8-K on January 6, 2006, and is incorporated herein by reference.

On January 9, 2006, the Company held a conference call regarding its announcement to restate previously reported financial statements. During this call preliminary information regarding the Company’s recently completed fourth fiscal quarter ended December 31, 2005 was provided. A transcript of the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information under this Item 2.02 of this Current Report on Form 8-K and the exhibits attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the 1934 Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit	Description
99.1	Press Release issued on January 6, 2006 [1]

99.2	Transcript of Conference Call held by Monolithic Power Systems on January 9, 2006

[1]	Incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on January 6, 2006.

2 of 4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 12, 2006	By:	/s/ C. Richard Neely Jr.
C. Richard Neely Jr.
Chief Financial Officer (Principal Financial and Accounting Officer and Duly Authorized Officer)

3 of 4

Index to Exhibits

Exhibit	Description
99.1	Press Release issued on January 6, 2006[1]

99.2	Transcript of Conference Call held by Monolithic Power Systems on January 9, 2006

[1]	Incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on January 6, 2006.

4 of 4